SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):April 10, 2015

PROBE MANUFACTURING, INC.

(Exact name of Company as specified in its charter)

Nevada	333-125678	20-2675800
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
17475 Gillette Avenue, Irvine, CA 92614
(Address of principal executive offices)
Phone: (949) 273-4990
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 – CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)           Dismissal of Independent Registered Public Accounting Firm.

On April 10, 2015, the Company, after review and recommendation by its board of directors, the Company dismissed W.T. Uniack& Co. CPA’s P.C. (“Uniack”) as the Registrant’s independent registered public accounting firm.  The dismissal was accepted by the Board of Directors of the Company (the “Board”).

During the two most recent audited fiscal years (fiscal years ended December 31, 2012 and 2013) and throughsubsequent interim periods ended September 30, 2014, there were no (1) disagreements with Uniack on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused Uniack to make reference in its reports on the Company’s financial statements for such years to the subject matter of the disagreement, or (2) “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of Uniack on the financial statements of the Company, during the periods from December 31, 2013 through subsequent interim periods ending September 30, 2014, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports stated there is substantial doubt about the Company’s ability to continue as a going concern.

 (b)           Engagement of New Independent Registered Public Accounting Firm.

On April 10, 2015, the Board of Directors approved the appointment of MartinelliMickPLLC, as the independent registered public accounting firm of the Company.

During the Company’s two most recent fiscal years and the subsequent interim periods preceding MartinelliMickPLLC engagement, neither the Company nor anyone on behalf of the Company consulted with MartinelliMickPLLC regarding the application of accounting principles to any specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and MartinelliMickPLLC, did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or any matter that was the subject of a “disagreement” or a “reportable event,” as such terms are defined in Item 304(a)(1) of Regulation S-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description of Exhibit

16.1

Letter dated April 21, 2015, from W.T. Uniack& Co. CPA’s P.C. to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Probe Manufacturing, Inc.

Date: April 22, 2015

By: /s/ Kambiz Mahdi

Kambiz Mahdi

Chief Executive Officer